UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2013

ENERGY TRANSFER PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	1-11727	73-1493906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3738 Oak Lawn Avenue
Dallas, Texas 75219
(Address of principal executive offices, including zip code)

(214) 981-0700
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Preliminary Note: Energy Transfer Partners, L.P. (“ETP”), ETP Holdco Corporation (“ETP Holdco”), Energy Transfer Equity, L.P. (“ETE”), ETC Texas Pipeline, Ltd., Regency Energy Partners LP, a Delaware limited partnership (“Regency”), Southern Union Company (“Southern Union”), and Regency Western G&P LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of Regency, are parties to the Contribution Agreement, dated as of February 27, 2013, as amended by Amendment No. 1 thereto dated as of April 16, 2013 (as amended, the “SUGS Contribution Agreement”), pursuant to which Southern Union agreed to contribute to Regency (the “SUGS Contribution”) all of the issued and outstanding membership interests in Southern Union Gathering Company, LLC and its subsidiaries. The transactions contemplated by the SUGS Contribution Agreement include the purchase by Regency of entities owning a 5,600-mile gathering system and approximately 500 MMcf/d of processing and treating facilities in west Texas and New Mexico for natural gas and natural gas liquids. The SUGS Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by ETP with the Securities and Exchange Commission (“SEC”) on February 28, 2013.

ETP and its wholly owned subsidiary, Heritage ETC, L.P. (“Heritage ETC”), entered into a contribution agreement dated March 20, 2013 (the “Holdco Contribution Agreement”) with ETE and its wholly owned subsidiary, ETE Sigma Holdco, LLC (“ETE Sigma”), pursuant to which ETE Sigma agreed to contribute its 60% ownership interest in ETP Holdco to Heritage ETC (the “Holdco Contribution”), in exchange for aggregate consideration of approximately $3.75 billion, consisting of $1.4 billion in cash and the issuance to ETE of approximately 49.5 million common units representing limited partner interests in ETP (the “Issued ETP Units”). Upon consummation of the transaction contemplated by the Holdco Contribution Agreement, ETP (through its ownership of Heritage ETC) will own 100% of ETP Holdco, which owns Southern Union and Sunoco, Inc. The Holdco Contribution Agreement and the transactions contemplated thereby were described in the Current Report on Form 8-K filed by ETP with the SEC on March 26, 2013.

On April 30, 2013, ETP completed the transactions contemplated by the SUGS Contribution Agreement and the Holdco Contribution Agreement.

Item 1.01.    Entry into a Material Definitive Agreement.

SUGS Contribution Agreement: In connection with the closing of the transactions contemplated by the SUGS Contribution Agreement, ETP or its subsidiaries entered into the following agreements:

•
Southern Union Registration Rights Agreement: On April 30, 2013, Southern Union entered into the registration rights agreement (the “Southern Union RRA”) with Regency. Under the Southern Union RRA, Regency granted to Southern Union certain registration rights, including rights to cause Regency to file with the SEC a shelf registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with respect to resales of the Regency Common Units and Regency Common Units issuable upon conversion of the Regency Class F Common Units acquired by Southern Union under the SUGS Contribution Agreement. The Southern Union RRA contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•
Services Agreement Amendment: On April 30, 2013, ETE and ETE Services Company LLC (“Services Co.”) entered into the first amendment (the “Regency Services Agreement Amendment”) to the Services Agreement, effective as of May 26, 2010 (the “Regency Services Agreement”), by and among ETE, Services Co. and Regency. Under the Regency Services Agreement, Services Co. performs for Regency certain general and administrative services and Regency pays Services Co.’s direct expenses for the provision of these services plus an annual fee of $10 million. The Regency Services Agreement Amendment provides for a waiver of the $10 million annual fee effective as of May 1, 2013 through and including April 30, 2015 and clarifies the scope and expenses chargeable as direct expenses thereunder.

•
Operation and Service Agreement Amendment: On April 30, 2013, La Grange Acquisition, L.P. d/b/a Energy Transfer Company, a subsidiary of ETP (“ETC”), entered into the second amendment (the “Regency Operation and Service Amendment”) to the Operation and Service Agreement, dated May 19, 2011, as amended November 1, 2011 (the “Regency Operation and Service Agreement”), by and among ETC, Regency, Regency GP LP and Regency Gas Services LP. Under the Regency Operation and Service Agreement, ETC performs certain operations, maintenance and related services reasonably required to operate and maintain certain facilities owned by Regency. Pursuant to the Regency Operation and Service Agreement, Regency reimburses ETC for actual costs and expenses incurred in connection with the provision of these services based on an annual budget agreed upon by both parties. The Regency Operation and Service Amendment provides that ETC will no longer provide Regency with such services for its West Texas facilities or for certain South Texas facilities and also provides for the winding down of the remaining services during the course of the year.

•
Guarantee of Collection: In accordance with the SUGS Contribution Agreement, Regency issued the 4.50% Senior Notes due 2023 (the “Regency Debt”), the proceeds of which were used by Regency exclusively to fund the cash portion of the consideration, as adjusted, under the SUGS Contribution Agreement and pay certain other expenses or disbursements directly related to the closing of the SUGS Contribution. In connection with the closing of the SUGS Contribution, on April 30, 2013, Regency entered into the guarantee of collection (the “Guarantee of Collection”) with PEPL Holdings, LLC, a subsidiary of Southern Union, pursuant to which PEPL Holdings, LLC provided a guarantee of collection (on a nonrecourse basis to Southern Union) to Regency and Regency Energy Finance Corp. with respect to the payment of the principal amount of the Regency Debt.

The above descriptions of the Southern Union RRA, the Regency Services Agreement Amendment, the Regency Operation and Services Agreement Amendment and the Guarantee of Collection do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Southern Union RRA, the Regency Services Agreement Amendment, the Regency Operation and Services Agreement Amendment and the Guarantee of Collection, which are attached hereto as Exhibit 4.1, Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated herein by reference. Item 5.03 is hereby incorporated by reference.

ETE owns the general partner of Regency and as a result controls Regency. ETE also owns the general partner of ETP and as a result controls ETP. Southern Union is wholly owned by ETP Holdco Corporation, which, following the transactions described below, is now wholly-owned by ETP (through its ownership of Heritage ETC, L.P.).

Holdco Contribution Agreement: In connection with the closing of the transactions contemplated by the Holdco Contribution Agreement, ETP or its subsidiaries entered into the following agreements:

•
ETE Registration Rights Agreement: On April 30, 2013, ETP entered into a registration rights agreement (the “ETE RRA”) with ETE, pursuant to which ETP has granted to ETE certain registration rights, including rights to cause ETP to file with the SEC a shelf registration statement under the Securities Act with respect to resales by ETE of all of the ETP common units that it owns, including the Issued ETP Units. The ETE RRA also contains customary provisions regarding rights of indemnification between the parties with respect to certain applicable securities law liabilities.

•
Shared Services Agreement Amendment: On April 30, 2013, ETP and ETE entered into the second amendment (the “SSA Amendment”) to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, between ETE and ETP. The SSA Amendment contemplates the provision by ETP of certain corporate business development services for ETE relating to the Trunkline LNG project and the Trunkline crude oil conversion project, each of which are owned by entities in which ETE and ETP have a 60% and 40% equity interest, respectively. In exchange for these services, ETE will pay to ETP a fixed $20 million annual fee for a three-year period.

•
ETP Partnership Agreement Amendment: On April 30, 2013, the general partner of ETP entered into Amendment No. 4 (the “ETP LPA Amendment”) to the Second Amended and Restated Agreement of Limited Partnership of ETP. Under the ETP LPA Amendment, ETE, as the owner of ETP’s general partner, will forego incentive distributions relating to the distributions made on the Issued ETP Units for each of the first eight consecutive quarters beginning with the second quarter of 2013, as well as incentive distributions relating to the distributions made on 50% of the Issued ETP Units for each of the following eight consecutive quarters.

The above descriptions of the ETE RRA, the SSA Amendment, and the ETP LPA Amendment do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the ETE RRA, the SSA Amendment, and the ETP LPA Amendment, which are attached hereto as Exhibit 4.2, Exhibit 10.4 and Exhibit 3.1, respectively, and incorporated herein by reference.

Item 2.01.    Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated into this Item 2.01 by reference.

Item 3.02.    Unregistered Sales of Equity Securities

Pursuant to the Holdco Contribution Agreement, immediately prior to or contemporaneously with the effective time of the Holdco Contribution, ETE Sigma will contribute its 60% ownership interest in ETP Holdco to Heritage ETC, in exchange for aggregate consideration of approximately $3.75 billion, consisting of $1.4 billion in cash and the issuance to ETE of the Issued ETP Units. The Issued ETP Units will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933 pursuant to Section 4(2) thereof.
The information set forth under Item 1.01 is incorporated into this Item 3.02 by reference.
Item 5.03.    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under Item 1.01 is incorporated into this Item 5.03 by reference.
Item 7.01.    Regulation FD Disclosure

On April 30, 2013, ETE and ETP issued a joint press release announcing the closing of the SUGS Contribution and the Holdco Contribution. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
Forward Looking Statements
This Current Report on Form 8-K may include certain statements concerning expectations for the future, including statements regarding the anticipated benefits and other aspects of the transaction described above, that are forward-looking statements as defined by federal law. Such forward-looking statements are subject to a variety of known and unknown risks, uncertainties, and other factors that are difficult to predict and many of which are beyond management’s control, including the risk that the anticipated benefits from the transactions described above cannot be fully realized. An extensive list of factors that can affect future results are discussed in ETP’s Annual Report on Form 10-K for the year ended December 31, 2012 and other documents filed by ETP from time to time with the SEC. ETP undertakes no obligation to update or revise any forward-looking statement to reflect new information or events.

Item 9.01.    Financial Statements and Exhibits.

(b)     Pro Forma Financial Information.

The financial statements and pro forma financial information with respect to the transactions described in this Current Report on Form 8-K and required to be filed under Item 9.01 of this Current Report on Form 8-K are included in ETP's Current Report filed with the SEC on April 4, 2013.

(d)    Exhibits.

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 4, dated April 30, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., as amended.
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP
4.2	Registration Rights Agreement, dated April 30, 2013, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
10.1	First Amendment, dated April 30, 2013, to the Services Agreement, effective as of May 26, 2010, by and among Energy Transfer Equity, L.P., ETE Services Company LLC and Regency Energy Partners LP.
10.2
Second Amendment , dated April 30, 2013, to the Operation and Service Agreement, dated May 19, 2011, as amended, by and among La Grange Acquisition, L.P. d/b/a Energy Transfer Company, Regency Energy Partners LP, Regency GP LP and Regency Gas Services LP.

10.3	Guarantee of Collection, dated as of April 30, 2013, by and between Regency Energy Partners LP and PEPL Holdings, LLC.
10.4
Second Amendment, dated April 30, 2013, to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

99.1	Press release dated April 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Transfer Partners, L.P.

By: Energy Transfer Partners GP, L.P.,
    its general partner

By: Energy Transfer Partners, L.L.C.,
its general partner

Date: May 1, 2013                    By: /s/ Martin Salinas, Jr.
Martin Salinas, Jr.
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit
3.1	Amendment No. 4, dated April 30, 2013, to the Second Amended and Restated Agreement of Limited Partnership of Energy Transfer Partners, L.P., as amended.
4.1	Registration Rights Agreement, dated April 30, 2013, by and between Southern Union Company and Regency Energy Partners LP
4.2	Registration Rights Agreement, dated April 30, 2013, by and between Energy Transfer Partners, L.P. and Energy Transfer Equity, L.P.
10.1	First Amendment, dated April 30, 2013, to the Services Agreement, effective as of May 26, 2010, by and among Energy Transfer Equity, L.P., ETE Services Company LLC and Regency Energy Partners LP.
10.2
Second Amendment , dated April 30, 2013, to the Operation and Service Agreement, dated May 19, 2011, as amended, by and among La Grange Acquisition, L.P. d/b/a Energy Transfer Company, Regency Energy Partners LP, Regency GP LP and Regency Gas Services LP.

10.3	Guarantee of Collection, dated as of April 30, 2013, by and between Regency Energy Partners LP and PEPL Holdings, LLC.
10.4
Second Amendment, dated April 30, 2013, to the Shared Services Agreement dated as of August 26, 2005, as amended May 26, 2010, by and between Energy Transfer Equity, L.P. and Energy Transfer Partners, L.P.

99.1	Press release dated April 30, 2013.